UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 11, 2023

Cutera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 Bayshore Blvd.

Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

(415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Mowry Voluntary Resignation

On May 11, 2023, David H. Mowry submitted to the Board of Directors (the “Board”) of Cutera, Inc. (the “Company”) his voluntary resignation from his position as a member of the Board, effective immediately. Mr. Mowry, who had served as a member of the Board since 2019, did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Consulting Agreement

On May 11, 2023, the Company and Mr. Mowry entered into a Consulting Agreement (the “Agreement”). Pursuant to the terms of the Agreement, Mr. Mowry will serve as a consultant to the Company and perform consulting and advisory services for the Company through December 31, 2023 (the “Term”). Mr. Mowry has also agreed to withdraw his April 10, 2023 demand for a special meeting of the Company’s stockholders as well as his participation in Daniel Plants’ related proxy solicitation and litigation.

During the Term, Mr. Mowry will be subject to certain customary confidentiality and non-disclosure provisions. In addition, Mr. Mowry will vote all shares of common stock of the Company, par value $0.001 per share (“Common Stock”), beneficially owned by him and over which he has voting power in accordance with the Board’s recommendations as such recommendations of the Board are set forth in the Company’s related definitive proxy statement. Furthermore, during the Term, Mr. Mowry will be subject to customary standstill provisions, including, but not limited to, prohibitions from (i) acquiring any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interests in, 5% or more than of the then-outstanding shares of the Common Stock in the aggregate and (ii) nominating, recommending for nomination or giving notice of an intent to nominate or recommend for nomination a person for election at any annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof. The Company and Mr. Mowry have also agreed to customary mutual indemnification in the event of certain breaches of the Agreement.

Under the Agreement, Mr. Mowry is entitled to (i) compensation during the Term of $60,000 per month payable in cash on the last day of the applicable month, and pro-rated for any partial month in which the consulting services are provided; (ii) an award of 40,241 time-based restricted stock units (“RSUs”); and (iii) an award of 6,666 performance stock units (“PSUs” and together with RSUs, the “Equity Awards”), in each case, pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”). Such Equity Awards shall be subject to the Plan and the Company’s standard form of time-based RSU agreement and July 20, 2021 form of PSU agreement thereunder, as applicable (collectively, the “Award Agreements”), except that the Award Agreements, as applicable, will provide that the RSUs will vest on the last day of the Term and the PSUs will remain eligible to vest until April 8, 2024 subject to (x) in the case of the PSUs, the Company achieving a predetermined number of treatments per device on a rolling 3-month average during the specified performance period, (y) Mr. Mowry remaining available and capable of performing the relevant consulting services until the last day of the Term (assuming the Equity Awards are not forfeited prior to such time as a result of Mr. Mowry’s voluntary resignation and the PSUs are not forfeited for failure to satisfy the performance goal therefor), (z) Mr. Mowry’s timely execution, delivery and non-revocation of two separate mutual releases of claims, including a release of claims against certain affiliates and representatives of the Company (and claims regarding Mr. Mowry’s termination); the first release was executed prior to commencement of the Agreement and the second release will be executed following the last day of the Term.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On May 12, 2023, the Company issued a press release discussing the matters set forth in Item 5.02 of this Current Report on Form 8-K, along with certain other matters related to the Company’s Special Meeting of Stockholders (the “Special Meeting”) scheduled to be held on June 9, 2023.

Subsequently on May 12, 2023, the Secretary of the Company received a letter from J. Daniel Plants, formally withdrawing his previous demand to hold the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting Agreement by and between Cutera, Inc. and David Mowry, effective May 11, 2023

99.1	Press Release, dated May 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

Date: May 12, 2023

By:	/s/ Vikram Varma
Vikram Varma Senior Vice President, General Counsel and Compliance Officer

Exhibit 10.1

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as effective May 11, 2023 (the “Effective Date”) by and between Cutera, Inc. a Delaware corporation (the “Company”), and David Mowry, an individual (“Consultant” or “Mowry”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

The Company desires to retain Consultant as an independent contractor to perform consulting and advisory services to the Company for an interim period and Consultant is willing to perform such services, on the terms described below.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1. Services and Compensation and Signing Bonus.

A. Consultant’s principal Company contact shall be the Company’s interim or permanent Chief Executive Officer or Officers (individually or collectively, as the case may be, the “CEO”). The services to be provided by Consultant to the Company pursuant to this Agreement shall be provided during the Term (as defined below). The services performed by Consultant may include, but shall not be limited to, consultation and assistance in: (1) a transition of matters performed by Consultant during the course of Consultant’s prior employment with the Company, (2) a smooth and orderly transition of Consultant’s prior employment responsibilities, including with respect to customers, vendors, employees, and shareholders, and (3) other matters relating to the Company, in all cases when, as, if and to the extent requested by the CEO (the “Consulting Services”). Consultant understands and agrees that the Consulting Services may be performed on-site at the Company’s headquarters in Brisbane, California, at Company and third-party locations in the United States and internationally, and remotely, as determined by the CEO. It is the expectation of the Parties that Consultant shall devote approximately 10-15 hours per week to Consulting Services and that the vast majority of the Consulting Services will be performed by Consultant remotely. If the Company determines travel is necessary for the Consultant to perform the Consulting Services, where reasonably practicable, the Company shall provide Consultant at least seven days advance notice. Consultant shall receive all payments and benefits provided for under this Agreement, so long as Consultant is available and capable of performing the Consulting Services, subject to Consultant’s compliance with Section 9 (Confidentiality), Section 11.B (Conflicting Obligations), and Section 13 (Mutual Nondisparagement) of this Agreement. For the avoidance of doubt, the payments and benefits provided for under this Agreement are not subject to any performance metrics.

B. In exchange for Consultant’s performance of the Consulting Services, Consultant’s compensation during the Term shall be: (x) $60,000 per calendar month payable on the last day of the applicable calendar month, and pro-rated for any partial calendar month in which the Consulting Services are provided, and (y) those certain “Equity Awards” described below, it being understood that Consultant shall be entitled to receive reimbursement payments as further described below. All payments under this Agreement shall be made via IRS Form 1099. Prior to the execution of this Agreement, Consultant shall provide electronic funds transfer instructions to the Company for the purpose of distributing the signing bonus and monthly payments to Consultant.

(1) As soon as practicable following the Effective Date, the Company shall grant Consultant an award of (x) 40,241 time-based restricted stock units (“RSUs”) and (y) 6,666 performance stock units (“PSUs”), in each case, pursuant to the Company’s 2019 Equity Incentive Plan (the “Plan”). Such awards of RSUs (the “RSU Award”) and PSUs (the “PSU Award”) (collectively, the “Equity Awards”) shall be subject to the Plan and the Company’s standard form of time-based RSU

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agreement and July 20, 2021 form of PSU agreement thereunder, as applicable (collectively, the “Award Agreements”), except that the Award Agreements shall, as applicable, provide that the RSU Award shall vest on the last day of the Term and the PSU Award shall vest on April 8, 2024, subject to (i) Consultant remaining available and capable of performing the Consulting Services until the last day of the Term (assuming, as applicable, that (x) the Equity Awards are not forfeited prior to such time as a result of Consultant’s voluntary resignation, and (y) the PSU Award is not forfeited for failure to satisfy the performance goal therefor as further described in the Award Agreement), and (ii) Consultant’s timely execution, delivery and non-revocation of the Release Agreement and Second Release (in each case, as defined below), such that, the Equity Awards shall, if applicable, be subject to the “Carve-Out Exception” (as defined in Section 5(b) of the Plan). With respect to any outstanding and vested stock option award(s) or stock appreciation rights award(s), if applicable, held by Consultant as of the date hereof, and which Consultant has received from the Company outside of this Agreement, the award agreement therefor shall be amended, such that, the exercise period for such award shall be extended until the earlier of the eighteen (18)-month anniversary of the Effective Date or the expiration date that otherwise applies with respect to such award.

(2) The Company shall reimburse Consultant, in accordance with Company policy and applicable law, for all reasonable expenses incurred by Consultant in performing the services pursuant to this Agreement, if Consultant receives written consent from the CEO or an authorized member of the Company’s Board of Directors (the “Board”) prior to incurring such expenses (of over $500) and submits receipts for such expenses to the Company in accordance with Company policy. Reasonable expenses will include travel and lodging expenses to be pre-determined by Consultant and the CEO or an authorized member of the Board. Consultant shall seek pre-approval from the Company for any expense in excess of $500. At such time that is no later than the close of the calendar month following the calendar month in which such expenses are incurred by Consultant, Consultant shall submit to the Company a written invoice for such expenses (the “Expense Invoice”). Provided that such expenses set forth in the Expense Invoice are determined (in the discretion of the Company) to be consistent with the expenses that are preapproved by the CEO or Board pursuant to the foregoing, the Company will remit payment for such expenses to Consultant within thirty (30) days following its receipt of the Expense Invoice.

(3) Consultant shall not be eligible for or entitled to participate in any employee benefit plans of the Company.

(4) All payments and benefits provided for under this Agreement are intended to be exempt from or otherwise comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”), so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be exempt or so comply. Each payment and benefit payable under this Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Company and Consultant will work together in good faith to consider either (i) amendments to this Agreement; or (ii) revisions to this Agreement with respect to the payment of any benefits, which are necessary or appropriate to avoid the imposition of any additional tax or income recognition prior to the actual payment to Consultant under Section 409A. To the extent that reimbursements or in-kind benefits under this Agreement constitute non-exempt “nonqualified deferred compensation” for purposes of Section 409A, (x) all reimbursements hereunder shall be made on or prior to the last day of the calendar year following the calendar year in which the expense was incurred by Consultant, (y) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (z) the amount of expenses eligible for reimbursement or in-kind benefits provided in any calendar year shall not in any way affect the expenses eligible for reimbursement or in-kind benefits to be provided, in any other calendar year. In no event will the Company reimburse Consultant for any taxes that may be imposed on Consultant as a result of Section 409A.

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2. Director Resignation. Consultant agrees to resign as a director of the Board, effective immediately. Consultant shall execute the director resignation letter attached hereto as Exhibit A (the “Director Resignation Letter”) as a condition of and prior to the commencement of this Agreement in accordance with the terms of the Director Resignation Letter.

3. Delaware Litigation and Special Meeting Demand. Consultant shall file (or cause to be filed) the Notice of Voluntary Dismissal attached hereto as Exhibit B (the “Notice of Dismissal”) with the Court of Chancery of the State of Delaware as a condition of and prior to the commencement of this Agreement in accordance with the terms of the Notice of Dismissal. The Company’s counsel shall assist Consultant with the Notice of Dismissal. Consultant also hereby irrevocably withdraws, with immediate effect, his April 10, 2023 demand that the Company hold a special meeting of stockholders.

4. Voting Commitment. During the Term (as defined below), Consultant shall, or shall cause his representatives to, appear in person or by proxy at each meeting of stockholders of the Company and to vote all shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), beneficially owned by Consultant and over which Consultant has voting power in accordance with the Board’s recommendations as such recommendations of the Board are set forth in the applicable definitive proxy statement filed in respect thereof with respect to all proposals put to stockholders at such meeting, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof.

5. Standstill. During the Term, except as otherwise provided in this Agreement (including Section 13 (Mutual Nondisparagement)), without the prior written consent of the Board, Consultant shall not, and shall cause his respective affiliates, not to, directly:

A. acquire, offer or seek to acquire, agree to acquire or acquire rights to acquire (except by way of stock dividends or other distributions or offerings made available to holders of voting securities of the Company generally on a pro rata basis), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a group, through swap or hedging transactions or otherwise, any voting securities of the Company (other than through a broad-based market basket or index) or any voting rights decoupled from the underlying voting securities which would result in the ownership or control of, or other beneficial ownership interest in, 5% or more than of the then-outstanding shares of the Common Stock in the aggregate (the “Ownership Cap”);

B. (i) nominate, recommend for nomination or give notice of an intent to nominate or recommend for nomination a person for election at any annual or special meeting of stockholders of the Company, or any action by written consent of the Company’s stockholders in lieu thereof, and any adjournment, postponement, rescheduling or continuation thereof (a “Stockholder Meeting”) at which the Company’s directors are to be elected; (ii) initiate, encourage or participate in any solicitation of proxies in respect of any election contest or removal contest with respect to the Company’s directors; (iii) submit, initiate, make or be a proponent of any stockholder proposal for consideration at, or bring any other business before, any Stockholder Meeting; (iv) initiate, encourage or participate in any solicitation of proxies in respect of any stockholder proposal for consideration at, or other business brought before, any Stockholder Meeting; (v) call or seek to call, or request to call of, alone or in concert with others, any Stockholder Meeting, whether or not such a meeting is permitted by the Company’s Amended and Restated Certificate of Incorporation (as amended and as may be further amended from time to time, the “Certificate of Incorporation”) or the Amended and Restated Bylaws (as amended and as may be further amended from time to time, the “Bylaws”), including any “town hall meeting”; or (vi) initiate, encourage or participate in any “withhold” or similar campaign with respect to any Stockholder Meeting;

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C. form, join or in any way participate in any group or agreement of any kind with respect to any voting securities of the Company, including in connection with any election or removal contest with respect to the Company’s directors or any stockholder proposal or other business brought before any Stockholder Meeting;

D. deposit any voting securities of the Company in any voting trust or subject any Company voting securities to any arrangement or agreement with respect to the voting thereof;

E. seek publicly, alone or in concert with others, to amend any provision of the Certificate of Incorporation or Bylaws;

F. demand an inspection of the Company’s books and records as a stockholder of the Company;

G. make any public proposal with respect to: (i) any change in the number or term of directors serving on the Board or the filling of any vacancies on the Board, (ii) any change in the capitalization or dividend policy of the Company, (iii) any other change in the Company’s management, governance, corporate structure, affairs or policies, (iv) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange, or (v) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities and Exchange Act of 1934 (the “Exchange Act”);

H. enter into any negotiations, agreements or understandings with any third party with respect to any of the foregoing, or advise, assist, encourage or seek to persuade any third party to take any action with respect to any of the foregoing, or otherwise take or cause any action inconsistent with any of the foregoing;

I. publicly make or in any way advance publicly any request or proposal that the Company or the Board amend, modify or waive any provision of this Agreement; or

J. take any action challenging the validity or enforceability of this Section 4 or this Agreement unless the Company is challenging the validity or enforceability of this Agreement;

6. Mutual Release of Claims. Mowry shall execute and return the Settlement Agreement and Mutual Release of Claims attached hereto as Exhibit C (the “Release Agreement”) as a condition of and prior to the commencement of this Agreement in accordance with the terms of the Release Agreement.

7. Second Mutual Release Post-Consultancy. Consultant acknowledges that he has been provided an opportunity to review the Post-Consultancy Mutual Separation Agreement and Release attached as Exhibit D (the “Second Release”). Consultant agrees to execute the Second Release on the first day following the last day that Mowry provides services under this Agreement. The execution of the Release Agreement and the Second Release are conditions precedent to this Agreement.

8. No Litigation. Each Party hereby covenants and agrees that it shall not, and shall not permit any of its representatives to, directly or indirectly, alone or in concert with others, encourage, threaten, initiate or pursue, or assist any other person to encourage, threaten, initiate or pursue, any lawsuit, claim, investigation or proceeding before any court (each, a “Legal Proceeding”) against the other Party or any of its representatives based on information known or that should have been known by such Party as of the date

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of this Agreement, except for (a) any Legal Proceeding initiated primarily to remedy a breach of or to enforce this Agreement and (b) counterclaims with respect to any proceeding initiated by, or on behalf of one (1) Party or its affiliates against the other Party or its affiliates; provided, however, that the foregoing shall not prevent any Party or any of its representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with (i) the action pending in the Delaware Court of Chancery captioned J. Daniel Plants, et. al. v. Gregory A. Barrett, et al., C.A. No. 2023-0420-MTZ (Del. Ch.) (the “Delaware Litigation”) or (ii) any other Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such Party or any of its representatives; provided, further, that in the event any Party or any of its representatives receives such Legal Requirement, such Party shall give prompt written notice of such Legal Requirement to the other Party (except (i) Legal Requirements in connection with the Delaware Litigation or (ii) where such notice would be legally prohibited or not practicable). Each Party hereby represents and warrants that neither it nor any assignee has filed any lawsuit against the other party other than the litigation set forth in this Section 7.

9. SEC Filing.

A. No later than four (4) Business Days following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K reporting its entry into this Agreement, disclosing applicable items to conform to its obligations hereunder and appending this Agreement as an exhibit thereto (the “Form 8-K”). The Form 8-K shall be consistent with the terms of this Agreement. The Company shall provide Consultant with a reasonable opportunity to review and comment on the Form 8-K prior to the filing with the SEC and consider in good faith any comments of Consultant. The Form 8-K shall not disparage Mowry in any way and shall not state or suggest that the Company previously terminated his employment for Cause.

B. Except for the filing of the Form 8-K, and except in the event of either party’s material breach of this Agreement that is not cured after thirty (30) days prior notice, no Party shall issue any press release or other public statement (including in any filing required under the Exchange Act), except as required by law, Legal Requirement or applicable stock exchange listing rules or with the prior written consent of the other Party and otherwise in accordance with this Agreement.

10. Confidentiality.

A. Definition of Confidential Information. “Confidential Information” means the fact that the Parties entered into a Non-Disclosure Agreement when negotiating this Agreement; the negotiations that led to this Agreement; any information (including any and all combinations of individual items of information) that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Consultant called or with whom Consultant became acquainted during the Term and prior employment with the Company), software, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Company, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Company, its affiliates or subsidiaries, regardless of when discovered or made known to Consultant (including prior to the date of this Agreement). Notwithstanding the foregoing, Confidential Information shall not include any such information which (i) was publicly known or made generally available prior to the time of disclosure to Consultant; (ii) becomes publicly known or made generally available after disclosure to Consultant through

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no wrongful action or inaction of Consultant; or (iii) is in the rightful possession of Consultant, without confidentiality obligations, at the time of disclosure as shown by Consultant’s then contemporaneous written records; provided that any combination of individual items of information shall not be deemed to be within any of the foregoing exceptions merely because one or more of the individual items are within such exception, unless the combination as a whole is within such exception.

B. Nonuse and Nondisclosure. During and after the Term, Consultant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Consultant will not (i) use the Confidential Information for any purpose other than as necessary for the performance of the Consulting Services on behalf of the Company; (ii) subject to Consultant’s right to engage in Protected Activity (as defined below), disclose Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Consultant may disclose Confidential Information to any third party on a need-to-know basis for the purposes of Consultant performing the Consulting Services; provided, however, that such third party is subject to written non-use and non-disclosure obligations at least as protective of Company and Confidential Information as this Section 9; or (iii) place any Confidential Information obtained for the first time after the date hereof on any personal device without the express written permission of the Company. Consultant may also disclose Confidential Information to the extent required by applicable law; provided however, prior to such disclosure, Consultant shall provide prior written notice to the Company so that the Company may elect to seek a protective order or such similar confidential protection as may be available under applicable law, provided further, that such written notice shall not be required in connection with information required to be provided in connection with the Delaware Litigation. Consultant agrees that no ownership of Confidential Information is conveyed to Consultant. Without limiting the foregoing, Consultant shall not use or disclose any Company property, intellectual property rights, trade secrets or other proprietary know-how of the Company to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under this Agreement for any third party. Consultant agrees that Consultant’s obligations under this Section 9.B shall continue after the termination of this Agreement. For the avoidance of doubt, nothing in this Agreement is intended to prevent Consultant from providing Confidential Information or other information in response to Legal Requirements in connection with (a) the Delaware Litigation or (b) any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its representatives; provided, however, that in the event any party or any of its representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except (i) Legal Requirements in connection with the Delaware Litigation or (ii) where such notice would be legally prohibited or not practicable); and provided further that nothing in this Agreement precludes Consultant from providing his attorneys information about this Agreement, the negotiations that led to this Agreement, or the Non-Disclosure Agreement the Parties entered in connection with negotiating this Agreement.

C. Other Client Confidential Information. Consultant agrees that Consultant will not improperly use, disclose, or induce the Company to use any proprietary information or trade secrets of any former or current employer of Consultant or other person or entity with which Consultant has an obligation to keep in confidence. Consultant also agrees that Consultant will not bring onto the Company’s premises or transfer onto the Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party unless disclosure to, and use by, the Company has been consented to in writing by such third party.

D. Third Party Confidential Information. Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that at all times during the Term and thereafter, to the extent

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Consultant is informed of or becomes aware of such obligations, Consultant owes the Company and such third parties a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except (i) in response to Legal Requirements in the Delaware Litigation and (ii) as necessary in carrying out the Consulting Services for the Company consistent with the Company’s agreement with such third party.

E. Confidentiality and Assignment of Inventions. In addition to the obligations set forth herein, if requested, Consultant will execute a customary confidentiality and assignment of inventions agreement as is customary for a consultant.

11. Ownership.

A. Assignment of Inventions. Consultant agrees that all right, title, and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Consultant, solely or in collaboration with others, during the Term and arising out of, or in connection with, performing the Consulting Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company. Consultant also agrees to promptly make full written disclosure to the Company of any Inventions and to deliver and assign (or cause to be assigned) and hereby irrevocably assigns fully to the Company all right, title and interest in and to any Inventions.

B. Pre-Existing Materials. Subject to Section 10.A, Consultant will provide the Company with prior written notice if, in the course of performing the Consulting Services, Consultant incorporates into any Invention or utilizes in the performance of the Consulting Services any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information, or intellectual property right owned by Consultant or in which Consultant has an interest, prior to, or separate from, performing the Consulting Services under this Agreement or Consultant’s prior services as an employee of the Company (“Prior Inventions”), and the Company is hereby granted a nonexclusive, royalty-free, perpetual, irrevocable, transferable, worldwide license (with the right to grant and authorize sublicenses) to make, have made, use, import, offer for sale, sell, reproduce, distribute, modify, adapt, prepare derivative works of, display, perform, and otherwise exploit such Prior Inventions, without restriction, including, without limitation, as part of or in connection with such Invention, and to practice any method related thereto. Consultant will not incorporate any invention, discovery, idea, original works of authorship, development, improvements, trade secret, concept, or other proprietary information or intellectual property right owned by any third party into any Invention without Company’s prior written permission, including, without limitation, any free software or open-source software.

C. Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

D. Maintenance of Records. Consultant agrees to keep and maintain adequate, current, accurate, and authentic written records of all Inventions made by Consultant (solely or jointly with others) during the Term. The records may be in the form of notes, sketches, drawings, electronic files, reports, or any other format that is customary in the industry and/or otherwise specified by the Company. Such records are and remain the sole property of the Company at all times and upon Company’s request, Consultant shall deliver (or cause to be delivered) the same.

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E. Further Assurances. Consultant agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments that the Company may deem necessary in order to apply for, register, obtain, maintain, defend, and enforce such rights, and in order to deliver, assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title, and interest in and to all Inventions and testifying in a suit or other proceeding relating to such Inventions. Consultant further agrees that Consultant’s obligations under this Section 10.E shall continue after the termination of this Agreement.

F. Attorney-in-Fact. Consultant agrees that, if the Company is unable because of Consultant’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant’s signature with respect to any Inventions, including, without limitation, for the purpose of applying for or pursuing any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company in Section 10.A, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and on Consultant’s behalf to execute and file any papers and oaths and to do all other lawfully permitted acts with respect to such Inventions to further the prosecution and issuance of patents, copyright and mask work registrations with the same legal force and effect as if executed by Consultant. This power of attorney shall be deemed coupled with an interest and shall be irrevocable.

12. Conflicting Obligations.

A. Consultant represents and warrants that Consultant has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to the Company under this Agreement, and/or Consultant’s ability to perform the Consulting Services. Consultant will not enter into any such conflicting agreement during the Term. For the avoidance of doubt, Consultant may serve as an advisor or as a member of the board of directors of non-competitive companies, so long as such agreements, relationships or commitments do not interfere with Consultant’s ability to perform the Consulting Services. The term “non-competitive companies” shall mean companies that are not developing or manufacturing Energy-Based Aesthetics or Dermatology products. The Company represents and warrants that Consultant is not subject to any other restrictive covenants beyond this Agreement, except that Consultant shall not, for a period of one-year after the end of the Term, either directly or indirectly solicit or recruit any of the Company’s employees or consultants to leave their employment, or attempt to do so, either for himself or for any other person or entity, and Consultant shall not initiate contact any employee of the Company, or cause an employee of the Company to be contacted by a third party (unless the employee initiated the inquiry), for the purpose of leaving employment with the Company.

B. In light of the unique and specialized nature of Consultant’s services, Consultant shall not have the right to subcontract the performance of any Consulting Services.

13. Return of Company Materials.

Upon the termination of this Agreement, or upon Company’s earlier request, Consultant will, within seven (7) calendar days, deliver to the Company, and will not keep in Consultant’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, those records maintained pursuant to Section 10.D and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control, provided, however, Consultant need not deliver to the Company communications, documents, or information with respect to the negotiations of this Agreement or the Non-Disclosure Agreement the Parties entered in connection with negotiating this Agreement.

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14. Mutual Nondisparagement.

Subject to the exceptions set forth in Section 19.J entitled Protected Activity Not Prohibited, each Party hereby covenants and agrees that it shall not, and shall not permit any of its representatives to make any public statement that undermines, disparages or otherwise reflects detrimentally on the other Party, the other Party’s current or former directors in their capacity as such, officers or employees (including with respect to such persons’ service at the other party), the other Party’s subsidiaries, or the business of the other Party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of the other party’s controlled Affiliates, as applicable. For the avoidance of doubt, the restrictions in this Section 13 include any disparagement, defamation, libel, or slander of any of the Releasees and agreement to refrain from any tortious interference with the contracts and relationships of any of the Releasees. The restrictions in this Section 13 shall not (a) apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (ii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (b) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder. For purposes of clarification, this Section 13 shall not prohibit Consultant from communicating with his attorneys, accountants, or financial advisors in a manner that (w) is consistent with ordinary course communications, (x) is not intended to result in a public dissemination, and (y) does not otherwise violate any applicable laws.

15. Term and Termination.

A. Term. The term of this Agreement (the “Term”) will begin on the Effective Date of this Agreement and will terminate on December 31, 2023. Consultant shall receive all payments and benefits provided for under this Agreement, so long as Consultant is available and capable of performing the Consulting Services, and subject to Consultant’s compliance with Section 9 (Confidentiality), Section 11.B (Conflicting Obligations), and Section 13 (Mutual Nondisparagement) of this Agreement. For the avoidance of doubt, the payments and benefits provided for under this Agreement are not subject to any performance metrics. In the event of any dispute as to Consultant’s compliance with Sections 9 (Confidentiality), 11.B (Conflicting Obligations) and 13 (Mutual Nondisparagement), the dispute shall be resolved per the terms of the arbitration agreement set forth in this Agreement.

B. Survival. Upon termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(1) The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for the Consulting Services and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Section 1.B of this Agreement and, provided all required payments have been made and benefits provided, then:

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(2) Section 9 (Confidentiality), Section 10 (Ownership), Section 11.B (Conflicting Obligations), Section 12 (Return of Company Materials), Section 13 (Mutual Nondisparagement), Section 14 (Term and Termination), Section 15 (Independent Contractor; Benefits), Section 16 (Indemnification), Section 17 (Limitation of Liability), Section 18 (Arbitration and Equitable Relief), and Section 19 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

16. Independent Contractor; Benefits.

A. Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Consulting Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance. The Company will issue an IRS Form 1099 for all payments under this Agreement. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this Agreement. Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

B. Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company, which benefits shall include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

17. Indemnification.

A. Consultant agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any grossly negligent, reckless, or intentionally wrongful act of Consultant or Consultant’s representatives, (ii) any breach by Consultant or Consultant’s representatives of any of the covenants contained in this Agreement and corresponding Confidential Information and Invention Assignment Agreement, or (iii) any failure of Consultant to perform the Consulting Services in accordance with all applicable laws, rules and regulations.

The Company agrees to indemnify and hold harmless the Consultant and his affiliates from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any grossly negligent, reckless, or intentionally wrongful act of the Company or the Company’s representatives, (ii) any breach by the Company or the Company’s representatives of any of the covenants contained in this Agreement, or (iii) any failure of the Company to perform the its obligations under this Agreement in accordance with all applicable laws, rules and regulations.

B. Nothing in this Agreement is intended to limit or modify any other right to indemnification or advancement Consultant may have to indemnification or advancement for acts or omissions which occurred during the time he served or will serve as an officer or director of the Company.

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18. Limitation of Liability.

IN NO EVENT SHALL THE PARTIES TO THIS AGREEMENT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER EITHER PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL EITHER PARTY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY THE COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES, OR INVENTION GIVING RISE TO SUCH LIABILITY.

19. Arbitration and Equitable Relief.

A. Arbitration. In consideration of Consultant’s consulting relationship with the Company, its promise to arbitrate all disputes related to Consultant’s consulting relationship with the Company and Consultant’s receipt of the compensation and other benefits paid to Consultant by the Company, at present and in the future, the Parties agree that any and all controversies, claims, or disputes with anyone (including the Company and any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise), arising out of, relating to, or resulting from Consultant’s consulting or other relationship with the Company or the termination of Consultant’s consulting or other relationship with the Company, including any breach of this agreement, shall be subject to binding arbitration pursuant to the Federal Arbitration Act (the “FAA”). The FAA’s substantive and procedural rules shall govern and apply to any such arbitration with full force and effect, and any state court of competent jurisdiction may stay proceedings pending arbitration and compel arbitration in the same manner as a federal court under the FAA. Consultant further agrees that, to the fullest extent permitted by law, Consultant may bring any arbitration proceeding only in Consultant’s individual capacity, and not as a plaintiff, representative, or class member in any purported class, collective, or representative lawsuit or proceeding. To the fullest extent permitted by law, the Parties agree to arbitrate any and all common law and/or statutory claims under local, state, or federal law, including, but not limited to, claims under the California Labor Code, claims relating to employment or independent contractor status, classification, and relationship with the Company, and claims of breach of contract, except as prohibited by law. The Parties also agree to arbitrate any and all disputes arising out of or relating to the interpretation or application of this agreement to arbitrate, but not disputes about the enforceability, revocability, or validity of this agreement to arbitrate or the class, collective and representative proceeding waiver herein. With respect to all such claims and disputes that the Parties agree to arbitrate, the Parties hereby expressly agree to waive, and do waive, any right to a trial by jury. The Parties further understand that this agreement to arbitrate applies to any disputes between the Parties. Consultant understands that nothing in this agreement requires Consultant to arbitrate claims that cannot be arbitrated under applicable law, such as claims under the Sarbanes Oxley act.

B. Procedure Of Arbitration Proceeding. The Parties agree that any arbitration will be administered by JAMS pursuant to the Jams Comprehensive Arbitration Rules And Procedures (the “JAMS Rules”), which are available at https://www.jamsadr.com/rules-comprehensive-arbitration/, except that the Company agrees to pay the costs of arbitration that it would be required to pay if JAMS Employment Rules had been applicable. If the JAMS Rules cannot be enforced as to the arbitration, then the Parties agree that they will arbitrate this dispute under the California Arbitration Act (California Code Civ. Proc. § 1280 Et. Seq. (the “CAA”)). The Parties agree that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers applying the standards set forth under the California Code of Civil Procedure.

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The Parties agree that the arbitrator shall issue a written decision on the merits. The Parties also agree that the arbitrator shall have the power to award any remedies available under applicable law, and that the arbitrator shall award attorneys’ fees and costs to the prevailing party, where permitted by applicable law. The Parties agree that the decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. The Parties agree that the arbitrator shall administer and conduct any arbitration in accordance with California law, and that the Arbitrator shall apply substantive and procedural California law to any dispute or claim, without reference to rules of conflict of law. The Parties further agree that any arbitration under this Agreement shall be conducted in San Mateo, California unless otherwise agreed by the Parties. Applicable laws will govern any prevailing Party award of fees and costs.

C. Remedy. Except for the pursuit of any provisional remedy permitted by the CAA or otherwise provided by this Agreement, the Parties agree that arbitration shall be the sole, exclusive, and final remedy for any dispute between the Company and Consultant

D. Availability Of Injunctive Relief. In accordance with Rule 1281.8 of the California Code of Civil Procedure, the Parties agree that any Party may also petition the court for injunctive relief where either Party alleges or claims a violation of any agreement regarding intellectual property, confidential information or noninterference. In the event either Party seeks injunctive relief, the prevailing Party shall be entitled to recover reasonable costs and attorneys’ fees.

E. Administrative Relief. This Agreement precludes the Parties from pursuing court action regarding any administrative claims, except as permitted by law.

F. Voluntary Nature of Agreement. Each Party acknowledges and agrees that such Party is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Each Party further acknowledges and agrees that such Party has carefully read this Agreement and has asked any questions needed to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that is the Parties are waiving the right to a jury trial. Finally, the Parties agree that they have been provided an opportunity to seek the advice of an attorney of their choice before signing this Agreement and that they have been represented by counsel in the negotiation and execution of this Agreement.

20. Miscellaneous.

A. Governing Law; Consent to Personal Jurisdiction. With the exception of the arbitration requirements set forth in Section 18 herein, to which the FAA and JAMS Rules shall apply, this Agreement shall be governed by the laws of the State of California, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in California for any lawsuit filed against Consultant by the Company.

B. Assignability. This Agreement will be binding upon the Parties’ heirs, executors, assigns, administrators, and other representatives. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, the Parties may not sell, assign, or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

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C. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties, with the exception of the Award Agreements. Each Party represents and warrants that such Party is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule. For the avoidance of doubt, nothing in this Agreement is intended to limit or modify any right to indemnification or advancement Consultant has for acts or omissions which occurred during any time he served or serves as an officer or director of the Company.

D. Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E. Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F. Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company or the Consultant of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

G. Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three (3) business days after mailing in accordance with this Section 19.G.

(1) If to the Company, to:

Cutera, Inc.

3240 Bayshore Blvd

Brisbane, California 94005

Attention: General Counsel

(2) If to Consultant, to the address for notice on the signature page to this Agreement (or any updated address Consultant provides to the Company) or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

H. Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, and to the extent provided by California law, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

I. Signatures. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

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J. Protected Activity Not Prohibited. Consultant understands that nothing in this Agreement shall in any way limit or prohibit Consultant from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” includes (i) filing and/or pursuing a charge or complaint with, or otherwise communicating or cooperating with or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board, (ii) testifying in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment on the part of the other party to this Agreement, or on the part of the agents or employees of the other party, when Consultant has been required or requested to attend the proceeding pursuant to a court order, subpoena, or written request from an administrative agency or the legislature, and (iii) disclosing information pertaining to sexual harassment or any unlawful or potentially unlawful conduct to the extent such disclosure is protected by applicable law. Consultant understands that in connection with such Protected Activity, Consultant is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Consultant agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Company confidential information to any parties or in any manner not protected by applicable law. Consultant further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

CONSULTANT		CUTERA, INC.

By:	/s/ David Mowry	By:	/s/ Janet Widmann
David Mowry, an individual		Name:	Janet Widmann
		Title:	Authorized Director

Address for Notice:

Address on file with the Company

[Signature Page to Consulting Agreement]

Exhibit A

DIRECTOR RESIGNATION LETTER

May 11, 2023

Cutera, Inc.

3240 Bayshore Blvd

Brisbane, California 94005

Attention: Board of Directors

Re:	Resignation as a Director of Cutera, Inc.

Dear Sirs and Madams:

Effective as of the date hereof, without any need of acceptance or further action by Cutera, Inc. (the “Company”), I hereby voluntarily and irrevocably resign from all positions that I hold as a member of the Board of Directors of the Company and all committees thereof.

Very truly yours,

/s/ David Mowry
David Mowry

A-1

Exhibit B

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

J. DANIEL PLANTS and DAVID H. MOWRY, Plaintiffs, v. GREGORY A. BARRETT, SHEILA A. HOPKINS, TIMOTHY J. O’SHEA, JULIANE T. PARK, and JANET D. WIDMANN, Defendants, and CUTERA, INC., Nominal Defendant.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	C.A. No. 2023-0420-MTZ

NOTICE OF VOLUNTARY DISMISSAL

OF PLAINTIFF DAVID H. MOWRY

WHEREAS, on April 13, 2023, plaintiffs J. Daniel Plants and David H. Mowry filed their Verified Amended Complaint against defendants Gregory A. Barrett, Sheila A. Hopkins, Timothy J. O’Shea, Juliane T. Park, and Janet. D. Widmann (the “Defendants”) and nominal defendant Cutera, Inc.;

WHEREAS, Mowry has withdrawn his demand that Cutera hold a special meeting of its stockholders for the purpose of voting on whether to remove the Defendants from Cutera’s board of directors;

WHEREAS, Mowry has resolved his dispute with the Defendants; and

WHEREAS, Mowry withdraws as a plaintiff in this action;

Under Court of Chancery Rule 41(a)(1)(i), plaintiff Mowry hereby dismisses himself with prejudice as a party to this action. The Verified Amended Complaint is withdrawn with prejudice as to Mowry.

B-1

Dated: May 11, 2023	POTTER ANDERSON & CORROON LLP

	By:	/s/ DRAFT
J. Matthew Belger (#5707)
1313 N. Market Street
Hercules Plaza, 6th Floor
Wilmington, DE 19801
(302) 984-6000

Attorneys for Plaintiff David H. Mowry

B-2

Exhibit C

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Release (this “Release Agreement”) is made effective May 11, 2023 (the “Effective Date”) by and between David Mowry (“Mowry”) and Cutera, Inc. (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Mowry was previously employed by the Company pursuant to his signed offer letter with the Company dated June 22, 2019 (the “Offer Letter”);

WHEREAS, Mowry was terminated by the Company for Cause (as defined in that certain Change of Control and Severance Agreement, dated the first day of Mowry’s employment with the Company (the “CoC Agreement”)) effective as of the Separation Date (as defined below);

WHEREAS, Mowry disputes that there were grounds for a for Cause termination; and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that Mowry may have against the Company and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Mowry’s employment with or separation from the Company.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Mowry hereby agree as follows:

COVENANTS

1. Consideration.

a. Separation. This Release Agreement acknowledges Mowry’s termination as Chief Executive Officer of the Company and from all other positions that Mowry held as an officer or director of the Company and any of its subsidiaries, in each case, effective as of 11:59 p.m. Pacific time on May 11, 2023 (the “Separation Date”). The Company paid Mowry all wages due including any accrued unused vacation as of the Separation Date and advised Mowry of his right, if any, pursuant to COBRA (as defined below) to continue his health care coverage at his own expense after his health care expires at the end of April 2023. Mowry acknowledges that he was advised that as a result of his termination of employment, he does not have any right, title, or interest in any incentive compensation, including any bonus, that Mowry has not earned already as of the Separation Date.

b. Consulting Services and Compensation. Effective immediately following the Effective Date, Mowry shall commence services as an individual independent contractor of the Company pursuant to that certain Consulting Agreement, effective as of May 11, 2023 (the “Consulting Agreement”), to which this Release Agreement is attached. In consideration for such consulting services and for Mowry’s execution, delivery and non-revocation of this Release Agreement, Mowry shall, in addition to the benefits described in the paragraphs below, be entitled to receive the cash compensation and the grants of the “Equity Awards” (as defined in the Consulting Agreement), in each case as described in, and subject to the terms and conditions, as applicable, of, the Consulting Agreement and all Exhibits thereto.

c. Acknowledgment and Waiver of Other Severance Benefits. Mowry acknowledges that without this Release Agreement, Mowry is otherwise not entitled to the consideration listed in this Section 1. Except as otherwise provided in the Consulting Agreement, Mowry acknowledges that this Release Agreement is a negotiated agreement. Except as otherwise provided in the Consulting Agreement, Mowry has no right, title, or interest in, and hereby waives and releases any right, title, and interest in, any benefits not set forth in this Section 1, including any and all rights to the benefits set forth in the Offer Letter and the CoC Agreement.

d. COBRA. The Company shall pay the monthly payments for Mowry to receive COBRA coverage (at the same level Mowry had coverage, for Mowry and dependents, at the time of separation) through June 30, 2024, or until Mowry has secured health coverage from another employer, whichever is sooner, provided Mowry timely elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the period prescribed pursuant to COBRA. COBRA payments will be made directly to the COBRA provider on Mowry’s behalf or to Mowry directly, at the Company’s election. If the Company makes COBRA payments directly to Mowry, Mowry shall be solely responsible for ensuring that COBRA payments are timely made to the COBRA provider. Notwithstanding the preceding, if the Company determines in its sole discretion that it cannot provide COBRA reimbursement benefits without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), the Company will instead provide to Mowry a taxable payment in an amount equal to the monthly COBRA premium that Mowry would be required to pay to continue Mowry’s group health coverage in effect immediately prior to the Separation Date (which amount will be based on the premium for the first month of COBRA coverage), which payments will be made monthly and commence in May 2023 and continue through February 2024.

e. Relocation Expenses. The Company agrees to pay Mowry’s reasonable out-of-pocket expenses associated with the movement of household goods currently in the San Francisco Bay Area. Expenses associated with this move are not to exceed $25,000 and will be paid upon submission of adequate receipts. It will remain the responsibility of Mowry to make all arrangements, coordinate schedules, and oversee the relocation process. Mowry will defend, indemnify, and hold the Releasees harmless against any claims, actions, suits, proceedings, and demands made or brought against the Company in relation to Mowry’s relocation and the reimbursement for such relocation.

2. Second Release. Mowry acknowledges that he has been provided an opportunity to review the Post-Consultancy Mutual Separation Agreement and Release attached as Exhibit D to the Consulting Agreement (the “Second Release”) pursuant to the terms and conditions of the Second Release. Mowry agrees to execute the Second Release on the first day following the last day that Mowry provides services under the Consulting Agreement.

3. Mutual Release of Claims.

a. Mowry’s Release. Mowry agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Mowry by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, subsidiaries, predecessor and successor corporations, and assigns (collectively, the “Releasees”). Mowry, on Mowry’s behalf and behalf of Mowry’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Mowry may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Mowry signs this Release Agreement, including, without limitation:

i. any and all claims relating to or arising from Mowry’s employment relationship with the Company, his employment agreements with the Company, and the termination of that relationship;

ii. any and all claims relating to or arising from Mowry’s service as a director of the Company and any related agreements with the Company;

iii. any and all claims relating to or arising from being a stockholder of the Company and any related agreements with the Company;

iv. any and all claims relating to, or arising from, Mowry’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

v. any and all claims for wrongful discharge of employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract (both express and implied), breach of covenant of good faith and fair dealing (both express and implied), promissory estoppel, negligent or intentional infliction of emotional distress, fraud, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, disparagement, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, and disability benefits;

vi. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Equal Pay Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Immigration Reform and Control Act, the National Labor Relations Act, the California Family Rights Act, the California Labor Code, the California Workers’ Compensation Act;

vii. any and all claims for violation of the federal or any state constitution;

viii. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

ix. except with respect to any claim for reimbursement described in Section 12 below, any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Mowry as a result of this Release Agreement;

x. any and all claims under common law; and

xi. any and all claims for attorneys’ fees and costs.

Mowry agrees that the release set forth in this Section 3 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Release Agreement. This release does not release claims that cannot be released as a matter of law. This release does not extend to any right Mowry may have to unemployment compensation benefits.

Notwithstanding any other provision of this Release Agreement, nothing in this Release Agreement is intended to limit or modify any right to indemnification or advancement Mowry has for acts or omissions which occurred during any time he served or serves as an officer or director of the Company.

b. Company’s Release. Company hereby and forever releases from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Company may possess against Mowry or his affiliates arising from any omissions, acts, facts, or damages that have occurred up until and including the date Company signs this Release Agreement. This release does not extend to claims which by law cannot be released.

4. California Civil Code Section 1542. Mowry and the Company acknowledge that they each have been advised to consult with legal counsel and are familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties being aware of the said Civil Code section, agrees to expressly waive any rights each may have thereunder, as well as under any other statute or common law principles of similar effect.

5. No Pending or Future Lawsuits. Each Party represents that it has no lawsuits, claims, or actions pending in their own name, or on behalf of any other person or entity, against each other or any of the other Releasees. Each Party also represents that it does not intend to bring any claims on such Party’s own behalf or on behalf of any other person or entity against the other Party or any of the other Releasees. The Parties acknowledge that Mowry will be filing a Notice of Voluntary Dismissal of the action pending in the Delaware Court of Chancery captioned J. Daniel Plants, et. al. v. Gregory A. Barrett, et al., C.A. No. 2023-0420-MTZ (Del. Ch.) (the “Delaware Litigation”) pursuant to the Consulting Agreement.

6. Confidentiality. Subject to the Protected Activity Not Prohibited section (Section 8 below), and other applicable laws including those that require the publication of any agreements related to Mowry, Mowry agrees to maintain in complete confidence the negotiations regarding this Release Agreement, the contents and terms of this Release Agreement, and the consideration for this Release Agreement (hereinafter collectively referred to as “Separation Information”). Except as required by law, Mowry may disclose Separation Information only to Mowry’s immediate family members, the court in any proceedings to enforce the terms of this Release Agreement, Mowry’s attorney(s), Mowry’s accountant(s), and any professional tax advisor(s) to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and must prevent disclosure of any Separation Information to all other third parties. Mowry agrees to fully inform any such person to whom this Release Agreement is disclosed about its confidential nature and of their responsibility to maintain such information in confidence. Mowry agrees that Mowry will not publicize, directly or indirectly, any Separation Information. Mowry understands that the Company will be required to file this Release Agreement with the Securities and Exchange Commission.

7. No Cooperation. Subject to the Protected Activity Not Prohibited section (Section 8 below), Mowry agrees that Mowry will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or upon written request from an administrative agency or the legislature. Mowry agrees both to promptly notify the Company upon receipt of any such subpoena or court order or written request from an administrative agency or the legislature and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order or written request from an administrative agency or the legislature, provided, however, that such notice shall not be required in connection with information required to be provided in connection with the Delaware Litigation. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Mowry shall state no more than that Mowry cannot provide counsel or assistance.

For the avoidance of doubt, nothing in this Release Agreement is intended to prevent Mowry from providing Separation Information or other information in response to Legal Requirements (as defined in the Consulting Agreement) in connection with (i) the Delaware Litigation or (ii) any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its representatives; provided, further, that in the event any party or any of its representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except (i) Legal Requirements in connection with the Delaware Litigation or (ii) where such notice would be legally prohibited or not practicable).

8. Protected Activity Not Prohibited. Mowry understands that nothing in this Release Agreement shall in any way limit or prohibit Mowry from engaging in any Protected Activity. Protected Activity includes: (a) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state, or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board; and/or (b) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Mowry has reason to believe is unlawful. Mowry understands that in connection with such Protected Activity, Mowry is permitted to disclose documents or other information as permitted by law, without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Mowry agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Mowry further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications or attorney work product. In addition, pursuant to the Defend Trade Secrets Act of 2016, Mowry is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to a court order.

9. No Admission of Liability. Each Party understands and acknowledges that with respect to all claims released herein, this Release Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by such Party unless such claims were explicitly not released by the release in this Release Agreement. No action taken by the Company or Mowry hereto, either previously or in connection with this Release Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the Company or Mowry of any fault or liability whatsoever to the Company, Mowry, or any third party.

10. Costs.

a. Attorneys’ Fees. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Release Agreement, other than up to $25,000 of reasonable attorneys’ fees incurred by Mowry in connection with issues related to his termination and the drafting and negotiation of the Consulting Agreement and this Release Agreement (and associated documents) which shall be reimbursed to Mowry by the Company via IRS Form 1099.

b. Reimbursement. The Company agrees to reimburse Mowry for legal fees incurred for Delaware counsel, and such fees will be paid via IRS Form 1099.

11. Taxes. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Mowry or made on Mowry’s behalf under the terms of the Consulting Agreement or this Release Agreement. The Company will issue an IRS Form 1099 for all payments under the Consulting Agreement and this Release Agreement. Mowry agrees and understands that Mowry is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Mowry further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Mowry’s failure to pay or delayed payment of personal income taxes to either federal or state authorities and (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs. If the State or Federal government determines at any time that Mowry’s consulting assignment is to be reclassified as full-time employment and requisite payroll taxes in addition to income taxes are required, the Company agrees to be responsible for the payment of the employer portion of the requisite payroll taxes, and Mowry will continue to be responsible for personal income taxes and the non-employer portion of the requisite payroll taxes associated with the wages paid. To the extent Mowry must pay additional taxes solely as a result of the State or Federal government’s determination described in the preceding sentence, the Company will reimburse Mowry for any such additional taxes within sixty (60) days after Mowry’s substantiation of such additional taxes to the Company. The Parties agree and acknowledge that the payments made pursuant to Section 1 of this Release Agreement are not related to sexual harassment or sexual abuse and not intended to fall within the scope of 26 U.S.C. Section 162(q).

12. Section 409A. It is intended that this Release Agreement comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations and official guidance thereunder (“Section 409A”), and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Release Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Company and Mowry will work together in good faith to consider either (a) amendments to this Release Agreement; or (b) revisions to this Release Agreement with respect to the payment of any benefits, which are necessary or appropriate to avoid the imposition of any additional tax or income recognition prior to the actual payment to Mowry under Section 409A. To the extent that reimbursements or in-kind benefits under this Release Agreement constitute non-exempt “nonqualified deferred compensation” for purposes of Section 409A, (i) all reimbursements hereunder shall be made on or prior to the last day of the calendar year following the calendar year in which the expense was incurred by Mowry, (ii) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) the amount of expenses eligible for reimbursement or in-kind benefits provided in any calendar year shall not in any way affect the expenses eligible for reimbursement or in-kind benefits to be provided, in any other calendar year. In no event will the Releasees reimburse Mowry for any taxes that may be imposed on Mowry as a result of Section 409A.

13. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Release Agreement. Mowry represents and warrants that Mowry has the capacity to act on Mowry’s behalf and on behalf of all who might claim through Mowry to bind them to the terms and conditions of this Release Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

14. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Release Agreement shall continue in full force and effect without said provision or portion of provision.

15. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Release Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

16. Entire Agreement. This Release Agreement represents the entire agreement and understanding between the Company and Mowry concerning the subject matter hereof and Mowry’s employment with and separation from the Company and the events leading up to thereto and associated therewith, such that this Release Agreement supersedes and replaces any and all prior agreements and understandings concerning the subject matter hereof and Mowry’s relationship with the Company. For the avoidance of doubt, nothing in this Release Agreement is intended to limit or modify any right to indemnification or advancement Mowry has for acts or omissions which occurred during any time he served as an officer or director of the Company.

17. No Oral Modification. This Release Agreement may only be amended in a writing signed by Mowry and an authorized member of the Board of Directors of the Company (the “Board”).

18. Governing Law. This Release Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions. Mowry consents to personal and exclusive jurisdiction and venue in the State of California.

19. Arbitration and Equitable Relief.

a. Arbitration. In consideration of Mowry’s consulting relationship with the Company, its promise to arbitrate all disputes related to Mowry’s consulting relationship with the Company and Mowry’s receipt of the compensation and other benefits paid to Mowry by the Company, at present and in the future, the Parties agree that any and all controversies, claims, or disputes with anyone (including Company and any employee, officer, director, shareholder, or benefit plan of the Company in their capacity as such or otherwise), arising out of, relating to, or resulting from Mowry’s employment with the Company, the termination of Mowry’s employment or other relationship with the Company including his status as a member of the Board, any alleged breach of this Release Agreement and any other matter arising between Mowry and the Company up to the date of execution of this Release Agreement shall be subject to binding arbitration pursuant to the Federal Arbitration Act (the “FAA”). The FAA’s substantive and procedural rules shall govern and apply to any such arbitration with full force and effect, and any state court of competent jurisdiction may stay proceedings pending arbitration and compel arbitration in the same manner as a federal court under the FAA. Mowry further agrees that, to the fullest extent permitted by law, Mowry may bring any arbitration proceeding only in Mowry’s individual capacity, and not as a plaintiff, representative, or class member in any purported class, collective, or representative lawsuit or proceeding. To the fullest extent permitted by law, the Parties agree to arbitrate any and all common law and/or statutory claims under local, state, or federal law, including, but not limited to, claims under the California Labor Code, discrimination, harassment, unfair practices, wages due, compensation or benefits due, claims relating to employment or independent contractor status, classification, and relationship with the company, claims under common law, and claims of breach of contract, except as prohibited by law. The Parties also agree to arbitrate any and all disputes arising out of or relating to the interpretation or application of this agreement to arbitrate, but not disputes about the enforceability, revocability, or validity of this agreement to arbitrate or the class, collective, and representative proceeding waiver herein. With respect to all such claims and disputes that the Parties agree to arbitrate, the Parties hereby expressly agree to waive, and do waive, any right to a trial by jury. The Parties further understand that this agreement to arbitrate applies to any disputes between the Parties. Mowry understands that nothing in this agreement requires Mowry to arbitrate claims that cannot be arbitrated under applicable law, such as claims under the Sarbanes-Oxley Act of 2002.

b. Procedure Of Arbitration Proceeding. The Parties agree that any arbitration relating to matters arising during Mowry’s employment and to this Release Agreement will be administered by JAMS Employment Arbitration Rules and Procedures (“JAMS Employment Rules”), available at https://www.jamsadr.com/rules-employment-arbitration. If the JAMS Employment Rules cannot be enforced as to the arbitration, then the Parties agree that they will arbitrate this dispute under the California Arbitration Act (California Code Civ. Proc. § 1280 Et. Seq. (the “CAA”)). The Parties agree that the arbitrator shall have the power to decide any motions brought by any Party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers applying the standards set forth under the California Code of Civil Procedure. The Parties agree that the arbitrator shall issue a written decision on the merits. The Parties also agree that the arbitrator shall have the power to award any remedies available under applicable law, and that the arbitrator shall award attorneys’ fees and costs to the prevailing Party, where permitted by applicable law. The Parties agree that the decree or award rendered by the arbitrator may be entered as a final and binding judgment in any court having jurisdiction thereof. The Parties agree that the arbitrator shall administer and conduct any arbitration in accordance with California law, and that the arbitrator shall apply substantive and procedural California law to any dispute or claim, without reference to rules of conflict of law. The Parties further agrees that any arbitration under this Release Agreement shall be conducted in San Mateo, California unless otherwise agreed by the Parties. The Parties agree that each Party shall pay their own attorneys’ fees and costs, except that the Company will pay the costs of arbitration apart from costs Mowry would have incurred had he pursued a matter in court and apart from any prevailing Party fees and costs which shall be governed by applicable law.

c. Remedy. Except for the pursuit of any provisional remedy permitted by the CAA or otherwise provided by this Release Agreement, the Parties agree that arbitration shall be the sole, exclusive, and final remedy for any dispute between the Company and Mowry.

d. Administrative Relief. This Release Agreement precludes Mowry from pursuing court action regarding any administrative claims, except as permitted by law.

e. Voluntary Nature of Agreement. Each Party acknowledges and agrees that it is executing this Release Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Each Party further acknowledges and agrees that such Party has carefully read this Release Agreement and that such Party has asked any questions needed to understand the terms, consequences, and binding effect of this Release Agreement and fully understand it, including that is the Parties are waiving the right to a jury trial. Finally, each Party agrees that such Party has been provided an opportunity to seek the advice of an attorney of its choice before signing this Release Agreement and that such Party has been represented by counsel in the negotiation and execution of this Release Agreement.

20. Effective Date. Mowry understands that this Release Agreement shall be null and void if not executed by Mowry by the Effective Date. In the event Mowry signs this Release Agreement and returns it to the Company by the Effective Date, Mowry hereby acknowledges that Mowry has knowingly and voluntarily chosen to waive any statutory or other legally required time period allotted for considering this Release Agreement.

21. Counterparts. This Release Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Release Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

22. Voluntary Execution of Agreement. Mowry understands and agrees that Mowry executed this Release Agreement voluntarily and without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Mowry’s claims against the Company and any of the other Releasees. Mowry acknowledges that:

a. Mowry has read this Release Agreement;

b. Mowry has a right to consult with an attorney regarding this Release Agreement and has been represented in the preparation, negotiation, and execution of this Release Agreement by an attorney of Mowry’s own choice or has elected not to retain an attorney;

c. Mowry understands the terms and consequences of this Release Agreement and of the releases it contains;

d. Mowry is fully aware of the legal and binding effect of this Release Agreement; and

e. Mowry has not relied upon any representations or statements made by the Company that are not specifically set forth in this Release Agreement.

IN WITNESS WHEREOF, the Parties have executed this Release Agreement on the respective dates set forth below.

DAVID MOWRY, an individual

Dated: May 11, 2023	By	/s/ David Mowry
David Mowry

CUTERA, INC.

Dated: May 11, 2023	By	/s/ Janet Widmann
Janet Widmann
Authorized Director

[Signature Page to Release Agreement]

Exhibit D

POST CONSULTANCY MUTUAL SEPARATION AGREEMENT AND RELEASE

(To be signed on the last day of the Consulting Term)

This Post Consultancy Mutual Separation Agreement and Release (this “Second Release Agreement”) is made by and between David Mowry (“Consultant”) and Cutera, Inc. (the “Company”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Consultant previously served an employee of the Company as its President and Chief Executive Officer (the “Employment Term”);

WHEREAS, in connection with the Employment Term, Consultant signed the Employee Proprietary Information Agreement and Assignment of Inventions Agreement (the “Confidentiality Agreement”) (and the Consulting Agreement as defined below which contained certain obligations requiring the treatment of Confidential Information as such term is defined in the Consulting Agreement);

WHEREAS, following the Employment Term, Consultant provided services to the Company as an individual independent contractor (the “Consulting Term”) pursuant to that certain Consulting Agreement, effective as of May 11, 2023 (the “Consulting Agreement”);

WHEREAS, as further described in the Consulting Agreement the Company has granted Consultant those certain equity awards consisting of 40,241 time-based restricted stock units (“RSUs”) and 6,666 performance stock units (“PSUs”), in each case, pursuant to the Company’s 2019 Equity Incentive Plan and the applicable award agreements thereunder as of May 11, 2023 (the “Equity Awards”);

WHEREAS, the Consulting Agreement terminated pursuant to Section 15 thereof as of December 31, 2023; and

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that they may have against each other and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to the Employment Term and the Consulting Term.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Consultant hereby agree as follows:

COVENANTS

1. Consideration. As consideration for Consultant to timely enter into, deliver, and not revoke, this Second Release Agreement, the Company agrees that the Equity Award relating to the RSUs shall be fully vested and the Equity Award relating to the PSUs shall remain eligible to vest subject to the attainment of the performance goal therefor.

2. Payment of All Consideration. Consultant acknowledges and represents that, other than the consideration set forth in this Second Release Agreement, the Company has paid or provided all salary, wages, bonuses, accrued vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, stock options, vesting, and any and all other benefits and compensation due to Consultant in connection with or relating to the Employment Term and the Consulting Term, as applicable.

3. Mutual Release of Claims.

a.

Provided Company fully vests the Equity Award relating to the RSUs, the Equity Award relating to the PSUs remains eligible to vest subject to the attainment of the performance goal therefor, and the Company allows Consultant to exercise his equity as set forth in Section 1(B)(1)of the Consulting Agreement, Consultant agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Consultant by the Company and its current and former officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, subsidiaries, predecessor and successor corporations, and assigns (collectively, the “Releasees”). Consultant, on Consultant’s own behalf and on behalf of Consultant’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Consultant may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Consultant signs this Second Release Agreement, including, without limitation:

i. any and all claims relating to or arising from the Employment Term, the Consulting Term, and the termination of such relationships;

ii. any and all claims relating to or arising from Consultant’s service as a director of the Company and any related agreements with the Company;

iii. any and all claims relating to or arising from being a stockholder of the Company and any related agreements with the Company;

iv. any and all claims relating to, or arising from, Consultant’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

v. any and all claims for wrongful discharge of employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract (both express and implied), breach of covenant of good faith and fair dealing (both express and implied), promissory estoppel, negligent or intentional infliction of emotional distress, fraud, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, and disability benefits;

vi. any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Equal Pay Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Immigration Reform and Control Act, the National Labor Relations Act, the California Family Rights Act, the California Labor Code, the California Workers’ Compensation Act, and the California Fair Employment and Housing Act;

vii. any and all claims for violation of the federal or any state constitution;

viii. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

ix. except with respect to any claim for reimbursement described in Section 17 below, any claim for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any of the proceeds received by Consultant as a result of this Second Release Agreement;

x. any and all claims for attorneys’ fees and costs; and

xi. any and all claims under common law.

Consultant agrees that the release set forth in this Section 3 shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Second Release Agreement. This release does not release claims that cannot be released as a matter of law. Any and all disputed claims that are released herein shall be subject to binding arbitration in accordance with this Second Release Agreement, except as required by applicable law. This release does not confer upon Consultant any right to unemployment compensation benefits given his status as an independent contractor.

Notwithstanding any other provision of this Second Release Agreement, nothing in this Second Release Agreement is intended to limit or modify any right to indemnification or advancement Consultant has for acts or omissions which occurred during any time he served as an officer or director of the Company.

b. Company hereby and forever releases from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Company may possess against Consultant arising from any omissions, acts, facts, or damages that have occurred up until and including the date Company signs this Second Release Agreement. This release does not extend to claims which by law cannot be released.

4. Acknowledgment of Waiver of Claims under ADEA. Consultant acknowledges that Consultant is waiving and releasing any rights Consultant may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Consultant agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Consultant signs this Second Release Agreement but does apply to any claims Consultant may have up to the date he executes this Second Release Agreement. Consultant acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Consultant was already entitled. Consultant further acknowledges that Consultant has been advised by this writing that: (a) Consultant should consult with an attorney prior to executing this Second Release Agreement; (b) Consultant has twenty-one (21) days within which to consider this Second Release Agreement, as set forth further below; (c) Consultant has seven (7) days following Consultant’s execution of this Second Release Agreement to revoke this Second Release Agreement; (d) this Second Release Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Second Release Agreement prevents or precludes Consultant from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Consultant signs this Second Release Agreement and returns it to the Company in less than the twenty-one (21)-day period identified above, Consultant hereby acknowledges that Consultant has knowingly and voluntarily chosen to waive the time period allotted for considering this Second Release Agreement. Consultant acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Second Release Agreement on the Company’s behalf that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the twenty-one (21)-day period.

5. California Civil Code Section 1542. The Parties acknowledge that they have been advised to consult with legal counsel and are familiar with the provisions of California Civil Code Section 1542, a statute that otherwise prohibits the release of unknown claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Parties, being aware of said Civil Code section, agrees to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

6. No Pending or Future Lawsuits. Consultant represents that Consultant has no lawsuits, claims, or actions pending in Consultant’s name, or on behalf of any other person or entity, against the Company or any of the other Releasees. Consultant also represents that Consultant does not intend to bring any claims on Consultant’s own behalf or on behalf of any other person or entity against the Company or any of the other Releasees.

7. Application for Employment. Consultant understands and agrees that, as a condition of this Second Release Agreement, Consultant shall not be entitled to any employment with the Company.

8. Confidentiality. Subject to the Protected Activity Not Prohibited section (Section 11 below), Consultant agrees to maintain in complete confidence the existence of this Second Release Agreement, the contents and terms of this Second Release Agreement, and the consideration for this Second Release Agreement (hereinafter collectively referred to as “Separation Information”). Except as required by law, Consultant may disclose Separation Information only to Consultant’s immediate family members, the court in any proceedings to enforce the terms of this Second Release Agreement, Consultant’s attorney(s), Consultant’s accountant(s), and any professional tax advisor(s) to the extent that they need to know the Separation Information in order to provide advice on tax treatment or to prepare tax returns, and must prevent disclosure of any Separation Information to all other third parties. Consultant agrees that Consultant will not publicize, directly or indirectly, any Separation Information.

9. Trade Secrets and Confidential Information/Company Property. Consultant acknowledges that, separate from this Second Release Agreement, Consultant remains obligated to protect the Company’s confidential information pursuant to the Confidentiality Agreement and the Consulting Agreement. Consultant hereby agrees at all times hereafter to hold in the strictest confidence, and not to use or disclose to any person or entity, any Confidential Information of the Company. Consultant understands that

“Confidential Information” means any Company or associated third-party proprietary information, technical data, trade secrets, or know-how, including, but not limited to, research, product plans, products, services, customer lists, and customers (including, but not limited to, customers of the Company on whom Consultant has called or with whom Consultant became acquainted during the Employment Term and/or Consulting Term), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, or other business information disclosed to Consultant by the Company either directly or indirectly, in writing, orally, or by drawings or observation of parts or equipment. Consultant further understands that Confidential Information does not include any of the foregoing items that have become publicly known and made generally available through no wrongful act of Consultant or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof. Confidential Information also does not include general information about Consultant’s general knowledge, skill, and experience acquired during the course of or in connection with the Employment Term and the Consulting Term. Consultant hereby grants consent to notification by the Company to any new employer about Consultant’s obligations under this section. Consultant represents that Consultant has not to date misused or disclosed Confidential Information to any unauthorized party. Consultant’s signature below constitutes Consultant’s certification under penalty of perjury that Consultant has returned all documents and other items provided to Consultant by the Company, developed or obtained by Consultant in connection with the Employment Term or the Consulting Term, or otherwise belonging to the Company.

For the avoidance of doubt, nothing in this Second Release Agreement is intended to prevent Consultant from providing Confidential Information or other information in response to Legal Requirements (as defined in the Consulting Agreement) in connection with (i) the action pending in the Delaware Court of Chancery captioned J. Daniel Plants, et. al. v. Gregory A. Barrett, et al., C.A. No. 2023-0420-MTZ (Del. Ch.) (the “Delaware Litigation”) or (ii) any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the direct or indirect suggestion of such party or any of its representatives; provided, further, that in the event any party or any of its representatives receives such Legal Requirement, such party shall give prompt written notice of such Legal Requirement to the other party (except (i) Legal Requirements in connection with the Delaware Litigation or (ii) where such notice would be legally prohibited or not practicable).

10. No Cooperation. Subject to the Protected Activity Not Prohibited section (Section 11 below), Consultant agrees that Consultant will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or upon written request from an administrative agency or the legislature or as related directly to the ADEA waiver in this Second Release Agreement. Consultant agrees both to promptly notify the Company upon receipt of any such subpoena or court order or written request from an administrative agency or the legislature and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order or written request from an administrative agency or the legislature, provided, however, that such notice shall not be required in connection with information required to be provided in connection with the Delaware Litigation. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Consultant shall state no more than that Consultant cannot provide counsel or assistance.

11. Protected Activity Not Prohibited. Consultant understands that nothing in this Second Release Agreement shall in any way limit or prohibit Consultant from engaging in any Protected Activity (as described below). “Protected Activity” includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state, or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health

Administration, and the National Labor Relations Board; and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Consultant has reason to believe is unlawful. Consultant understands that in connection with such Protected Activity, Consultant is permitted to disclose documents or other information as permitted by law, without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Consultant agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Consultant further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications or attorney work product. Any language in the Confidentiality Agreement regarding Consultant’s right to engage in Protected Activity that conflicts with, or is contrary to, this section is superseded by this Second Release Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Consultant is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (x) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (y) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to a court order.

12. Mutual Nondisparagement. Subsequent to the termination of Consulting Agreement and subject to the exceptions set forth in Section 11 entitled Protected Activity Not Protected, each Party hereby covenants and agrees that it shall not, and shall not permit any of its representatives to make any public statement that undermines, disparages or otherwise reflects detrimentally on the other Party, the other Party’s current or former directors in their capacity as such, officers or employees (including with respect to such persons’ service at the other party), the other Party’s subsidiaries, or the business of the other Party’s subsidiaries or any of its or its subsidiaries’ current directors, officers or employees, including the business and current or former directors, officers and employees of the other party’s controlled Affiliates, as applicable. For the avoidance of doubt, the restrictions in this Section 12 include any disparagement, defamation, libel, or slander of any of the Releasees and agreement to refrain from any tortious interference with the contracts and relationships of any of the Releasees. The restrictions in this Section 12 shall not (x) apply (i) in any compelled testimony or production of information, whether by legal process, subpoena or as part of a response to a request for information from any governmental or regulatory authority with jurisdiction over the party from whom information is sought, in each case, to the extent required, or (ii) to any disclosure that such party reasonably believes, after consultation with outside counsel, to be legally required by applicable law, rules or regulations; or (y) prohibit any party from reporting what it reasonably believes, after consultation with outside counsel, to be violations of federal law or regulation to any governmental authority pursuant to Section 21F of the Exchange Act or Rule 21F promulgated thereunder. For purposes of clarification, this Section 12 shall not prohibit Consultant from communicating (A) with his attorneys, accountants, or financial advisors in a manner that (I) is consistent with ordinary course communications, (II) is not intended to result in a public dissemination, and (III) does not otherwise violate any applicable laws.

13. Breach. In addition to the rights provided in the Attorneys’ Fees section (Section 21 below), Consultant acknowledges and agrees that any material breach of this Second Release Agreement, unless such breach constitutes a legal action by Consultant challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, shall entitle the Company immediately to recover and/or cease providing the consideration provided to Consultant under this Second Release Agreement and to obtain damages, except as provided by law.

14. No Admission of Liability. Each Party understands and acknowledges that with respect to all claims released herein, this Second Release Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by such Party unless such claims were explicitly not released by the release in this Second Release Agreement. No action taken by the either Party hereto, either previously or in connection with this Second Release Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by the such Party of any fault or liability whatsoever to either Party or any third party.

15. Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Second Release Agreement.

16. Arbitration. Except as prohibited by law, the Parties agree that any and all disputes arising out of the terms of this Second Release Agreement, their interpretation, the employment term, the consulting term, or the terms thereof, or any of the matters herein released, shall be subject to arbitration under the Federal Arbitration Act (the “FAA”) and that the FAA shall govern and apply to this arbitration agreement with full force and effect; however, without limiting any provisions of the FAA, a motion or petition or action to compel arbitration may also be brought in state court under the procedural provisions of such state’s laws relating to motions or petitions or actions to compel arbitration. Consultant agrees that, to the fullest extent permitted by law, Consultant may bring any such arbitration proceeding only in Consultant’s individual capacity; any arbitration will occur in San Mateo county, before JAMS pursuant to its Comprehensive Arbitration Rules And Procedures (the “JAMS Rules”), which are available at https://www.jamsadr.com/rules-comprehensive-arbitration/, except that the Company shall pay the costs of arbitration it would pay if JAMS Employment Rules were to apply. If the JAMS Rules cannot be enforced as to the arbitration, then the Parties agree that they will arbitrate this dispute under the California Arbitration Act (California Code Civ. Proc. § 1280 Et. Seq. (the “CAA”)). However, to the extent Consultant asserts claims related to the ADEA, the Employment Arbitration Rules & Procedures of JAMS (“JAMS Employment Rules”), https://www.jamsadr.com/rules-employment-arbitration shall apply. Consultant agrees that the use of the JAMS Rules or the JAMS Employment Rules does not change Consultant’s classification to that of an employee. To the contrary, Consultant reaffirms that Consultant was an independent contractor during the Consulting Term. The Parties agree that the arbitrator shall have the power to decide any motions brought by any Party to the arbitration, including motions for summary judgment and/or adjudication, and motions to dismiss and demurrers, applying the standards set forth under the California Code of Civil Procedure. The Parties agree that the arbitrator shall issue a written decision on the merits. The Parties also agree that the arbitrator shall have the power to award any remedies available under applicable law and that the arbitrator may award attorneys’ fees and costs to the prevailing party, where permitted by applicable law. The arbitrator may grant injunctions and other relief in such disputes. The decision of the arbitrator shall be final, conclusive, and binding on the Parties to the arbitration. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. Each Party shall separately pay for its respective counsel fees and expenses; provided, however, that the arbitrator may award attorneys’ fees and costs to the prevailing Party in accordance with applicable law and the Company will pay the costs of arbitration that it would pay if JAMS Employment Rules were to apply. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury. Notwithstanding the foregoing, this section will not prevent either Party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the Parties and the subject matter of their dispute relating to this Second Release Agreement and the agreements incorporated herein by reference. Should any part of the arbitration agreement contained in this section conflict with any other arbitration agreement between the Parties, the Parties agree that this arbitration agreement in this section shall govern.

17. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Consultant or made on Consultant’s behalf under the terms of the Consulting Agreement, the Release Agreement (as defined in the Consulting Agreement) and this Second Release Agreement. The Company will issue an IRS Form 1099 for all payments under the Consulting Agreement, the Release Agreement (as defined in the Consulting Agreement) and this Second Release Agreement. Consultant agrees and understands that Consultant is responsible for payment, if any, of local, state, and/or federal taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Consultant further agrees to indemnify and hold the Releasees harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of (a) Consultant’s failure to pay or delayed payment of federal or state taxes, or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs. If the State or Federal government determines at any time that Consultant’s consulting assignment is to be reclassified as full-time employment and requisite payroll taxes in addition to income taxes are required, the Company agrees to be responsible for the payment of the employer portion of the requisite payroll taxes, and Consultant will continue to be responsible for personal income taxes and the non-employer portion of the requisite payroll taxes associated with the wages paid. To the extent Consultant must pay additional taxes solely as a result of the State or Federal government determination described in the preceding sentence, the Company will reimburse Consultant for any such additional taxes within sixty (60) days after Consultant’s substantiation of such additional taxes to the Company. The Parties agree and acknowledge that the payments made pursuant to Section 1 of this Second Release Agreement are not related to sexual harassment or sexual abuse and not intended to fall within the scope of 26 U.S.C. Section 162(q).

18. Section 409A. It is intended that this Second Release Agreement comply with, or be exempt from, Code Section 409A and the final regulations and official guidance thereunder (“Section 409A”) and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. Each payment and benefit to be paid or provided under this Second Release Agreement is intended to constitute a series of separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. Payments under Section 1 of this Second Release Agreement will be made no later than March 15, 2024. The Company and Consultant will work together in good faith to consider either (a) amendments to this Second Release Agreement; or (b) revisions to this Second Release Agreement with respect to the payment of any benefits, which are necessary or appropriate to avoid the imposition of any additional tax or income recognition prior to the actual payment to Consultant under Section 409A. To the extent that reimbursements or in-kind benefits under this Second Release Agreement constitute non-exempt “nonqualified deferred compensation” for purposes of Section 409A, (i) all reimbursements hereunder shall be made on or prior to the last day of the calendar year following the calendar year in which the expense was incurred by Consultant, (ii) any right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) the amount of expenses eligible for reimbursement or in-kind benefits provided in any calendar year shall not in any way affect the expenses eligible for reimbursement or in-kind benefits to be provided, in any other calendar year. In no event will the Releasees reimburse Consultant for any taxes that may be imposed on Consultant as a result of Section 409A.

19. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Second Release Agreement. Consultant represents and warrants that Consultant has the capacity to act on Consultant’s own behalf and on behalf of all who might claim through Consultant to bind them to the terms and conditions of this Second Release Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

20. Severability. In the event that any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Second Release Agreement shall continue in full force and effect without said provision or portion of provision.

21. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, in the event that either Party brings an action to enforce or effect its rights under this Second Release Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

22. Entire Agreement. This Second Release Agreement represents the entire agreement and understanding between the Company and Consultant concerning the subject matter of this Second Release Agreement and Consultant’s Employment Term and Consulting Term and separation from the Company and the events leading thereto and associated therewith and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Second Release Agreement and Consultant’s relationship with the Company, with the exception of the Confidentiality Agreement and the Award Agreements, except as otherwise modified or superseded herein. For the avoidance of doubt, nothing in this Second Release Agreement is intended to limit or modify any right to indemnification or advancement Consultant has for acts or omissions which occurred during any time he served as an officer or director of the Company.

23. No Oral Modification. This Second Release Agreement may only be amended in a writing signed by Consultant and the Company’s Chief Executive Officer.

24. Governing Law. This Second Release Agreement shall be governed by the laws of the State of California, without regard for choice-of-law provisions, except that any dispute regarding the enforceability of the arbitration section of this Second Release Agreement shall be governed by the FAA. The Parties consent to personal and exclusive jurisdiction and venue in the State of California.

25. Effective Date. Consultant understands that this Second Release Agreement shall be null and void if not executed by Consultant within twenty-one (21) days after the end of the Consulting Term. Each Party has seven (7) days after that Party signs this Second Release Agreement to revoke it. This Second Release Agreement will become effective on the eighth (8th) day after Consultant signed this Second Release Agreement, so long as it has been timely signed by the Parties and has not been revoked by either Party before that date (the “Effective Date”).

26. Counterparts. This Second Release Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Second Release Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

27. Voluntary Execution of Agreement. Consultant understands and agrees that Consultant executed this Second Release Agreement voluntarily and without any duress or undue influence on the part or behalf of the Company or any third party, with the full intent of releasing all of Consultant’s claims against the Company and any of the other Releasees. Consultant acknowledges that:

(a)	Consultant has read this Second Release Agreement;

(b)

Consultant has a right to consult with an attorney regarding this Second Release Agreement and has been represented in the preparation, negotiation, and execution of this Second Release Agreement by an attorney of Consultant’s own choice or has elected not to retain an attorney;

(c)	Consultant understands the terms and consequences of this Second Release Agreement and of the releases it contains;

(d)	Consultant is fully aware of the legal and binding effect of this Second Release Agreement; and

(e)	Consultant has not relied upon any representations or statements made by the Company that are not specifically set forth in this Second Release Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Second Release Agreement on the respective dates set forth below.

DAVID MOWRY, an individual

Dated:
David Mowry

CUTERA, INC.

Dated:	By
Name: Janet Widmann
Title: Authorized Director

[Signature Page to Second Release Agreement]

Exhibit 99.1

Cutera Comments on Termination of Voce Capital’s Special Meeting Proxy Solicitation

Resolves Dispute with Former CEO David Mowry

BRISBANE, Calif. – May 11, 2023 – CUTERA, INC. (“Cutera” or the “Company”) (Nasdaq: CUTR), a leading provider of aesthetic and dermatology solutions, today commented on the termination of the proxy solicitation by Voce Capital Management LLC (“Voce Capital”) with respect to the Special Meeting of Stockholders, scheduled for June 9, 2023 (the “Special Meeting”).

Cutera issued the following statement:

The Special Committee of the Cutera Board of Directors deeply values the constructive engagement we have had with our stockholders over recent weeks. The Board refreshment we announced on May 9, 2023, followed an agreement with two of our largest stockholders, which collectively own more than 15% of the Company’s outstanding shares. The four new independent directors were selected by the Special Committee after a comprehensive process of identifying, vetting and interviewing candidates.

The Special Committee notes that two of its five members have decided not to stand for reelection at the 2023 Annual Meeting. The remaining three members were appointed to the Board in the past two years, and with approval of Voce Capital’s J. Daniel Plants in his then-capacity as Executive Chairman of the Board. While Voce Capital refers to the Special Committee members as “entrenched”, the Committee notes that it is, ironically, Mr. Plants who appears to be unwilling to give up his Board seat, even as his clinging to that seat costs the Company significant money and causes immense distraction.

The Special Committee will continue to take action that is in the best interest of Cutera and all stakeholders, and we look forward to moving beyond this matter. We thank our stockholders and employees for their continued support as we work to drive value.

The Company separately announced today that it has also resolved its dispute with former Chief Executive Officer, David H. Mowry. Mr. Mowry resigned from the Company’s Board with immediate effect, will be available to assist the CEO transition and will withdraw from his participation in Mr. Plants’ litigation against Cutera. Mr. Mowry has also withdrawn his demand for the Special Meeting.

Although Voce Capital has announced that it does not intend to solicit proxies for the Special Meeting, Mr. Plants has not withdrawn his demand for the Special Meeting. Accordingly, the Company currently intends to hold the Special Meeting as scheduled.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of aesthetic and dermatology solutions for practitioners worldwide. Since 1998, Cutera has been developing innovative, easy-to-use products that harness the power of science and nature to enable medical practitioners to offer safe and effective treatments to their patients. For more information, call +1-415-657-5500 or 1-888-4CUTERA or visit www.cutera.com.

Additional Information and Where to Find It

Cutera, Inc. (the “Company” or “Cutera”) has filed a preliminary proxy statement on Schedule 14A, an accompanying preliminary white proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s stockholders for the Special Meeting. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of any definitive proxy statement of the Company, an accompanying white proxy card, any amendments or supplements thereto and other documents filed by the Company with the SEC when they become available at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the Company’s Investor Relations website at http://ir.cutera.com or by contacting the Company’s Investor Relations Department at IR@cutera.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company and certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Special Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on April 7, 2023, as amended, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the definitive proxy statement for the Special Meeting and other relevant documents to be filed with the SEC, if and when they become available.

Forward Looking Statements

Statements contained in this communication which are not historical facts, such as those relating to future events, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Investors should consult further disclosures and risk factors included in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-8 and other documents filed from time to time with the SEC by the Company.

Greg Barker

VP, Corporate FP&A

415-657-5500

IR@cutera.com

Nick Lamplough / Rachel Goldman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449